Exhibit 10.19

Certain identified information has been excluded from this exhibit both because it (i) is not material and (ii) is the type that the issuer treats as private or confidential. Brackets with triple asterisks denote omissions.

Agreement No. 19-00399A

AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Amendment to Exclusive License Agreement (“Amendment”) is made effective the 29th day of April, 2020, is by and between the Wisconsin Alumni Research Foundation (“WARF”), a nonstock, nonprofit Wisconsin corporation, and ColdQuanta, Inc. (“Licensee”), a corporation organized and existing under the laws of Wisconsin.

WITNESSETH

WHEREAS, WARF and Licensee previously entered into an Exclusive License Agreement (the “Agreement”), Agreement No. 19-00399, made effective October 1, 2019;

WHEREAS, the Licensee wishes to add the patent rights described in P200138US01, OPTICAL CONTROL OF QUBITS WITH SPATIAL LIGHT MODULATORS FOR QUANTUM COMPUTING AND QUANTUM SIMULATION to the Licensed Patents for a one-time fee;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below and in the Agreement, the parties covenant and agree as follows:

1. Appendix B is hereby replaced in its entirety with the attached Appendix B, which includes P200138US01 in the Licensed Patents.

2. A one-time fee of [***] will be invoiced and is due within 30 days of executing this Amendment.

3. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement shall remain in effect as set forth therein. In the event that this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment shall supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purpose of this Amendment. Each party hereto represents to the other that it has the full authority to execute, deliver and perform this Amendment in accordance with its terms. The persons signing on behalf of WARF and Licensee hereby warrant and represent that they have authority to execute this Amendment on behalf of the party for whom they have signed.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION

By:	/s/ Michael Falk	Date:	5/4/2020
Michael Falk, Chief Intellectual Pproperty & Licensing Officer

COLDQUANTA, INC.

By:	/s/ Paul Schroeter	Date:	5/4/2020
Paul Schroeter, Chief Operating Officer

19-00399A- ColdQuanta, Inc.	Page 1 of 2
Wisconsin Alumni Research Foundation

Agreement No. 19-00399A

APPENDIX B

LICENSED PATENTS

REFERENCE NUMBER	COUNTRY	APPLICATION SERIAL NUMBER	FILING DATE	PATENT NUMBER

SYSTEM AND METHOD FOR OPTICAL CONFINEMENT OF ATOMIC PARTICLES

Mark Saffman, Martin Lichtman

P140422US01	UNITED STATES	14/474702	9/2/14	9355750

SYSTEM AND METHOD FOR CONTROLLING PARTICLES USING PROJECTED LIGHT

Mark Saffman

P190053US01	UNITED STATES	16/239997	1/4/19	10559392
P190053WO01	W.I.P.O. (IS PCT)	PCT/US2020/012228	1/3/20

OPTICAL CONTROL OF QUBITS WITH SPATIAL LIGHT MODULATORS FOR QUANTUM COMPUTING AND QUANTUM SIMULATION

Mark Saffman, Trent Graham, Robert Williamson

P200138US01	UNITED STATES	16/859743	4/27/20

19-00399A- ColdQuanta, Inc.	Page 2 of 2
Wisconsin Alumni Research Foundation